SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        MARCH 10, 2005
                                                        --------------


                                KELLWOOD COMPANY
                                ----------------
               (Exact name of registrant as specified in charter)


            Delaware                000-07340                  36-2472410
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 (State of other jurisdiction      (Commission              (IRS Employer
       of incorporation)           File Number)            Identification No.)


600 Kellwood Parkway, St. Louis, Missouri                        63017
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:   (314) 576-3100
                                                     ---------------



                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02. AND ITEM 7.01. RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND REGULATION FD DISCLOSURE


         The following information is furnished pursuant to Item 2.02, " Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

         On March 10, 2005, Kellwood Company issued a press release setting forth its earnings for the fourth quarter and fiscal year 2004 ended January 29, 2005. A copy of the press release is furnished herewith as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     KELLWOOD COMPANY



Date:  March 10, 2005                       By:   /s/ Thomas H. Pollihan
                                               ---------------------------------
                                               Thomas H. Pollihan
                                               Senior Vice President, Secretary
                                               and General Counsel